UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Ryerson Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34735	26-1251524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 W. Monroe St. 27th Floor
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 292-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained within Item 2.02 of this Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 28, 2025, Ryerson Holding Corporation (the “Company” or "Ryerson") issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also provided a presentation as a supplement to its press release. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 28, 2025, Ryerson and Olympic Steel, Inc., an Ohio corporation (“Olympic”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Olympic, Ryerson, Crimson MS Corp., an Ohio corporation and a direct wholly owned subsidiary of Ryerson (“Merger Sub”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Olympic (the “Merger”), with Olympic surviving the Merger as a wholly owned subsidiary of Ryerson. A copy of the joint press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference. In addition, on October 28, 2025, Ryerson and Olympic released a joint investor presentation. A copy of the joint investor presentation is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.3 and Exhibit 99.4 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 28, 2025, the Board of Directors declared a quarterly cash dividend of $0.1875 per share of common stock, payable on December 18, 2025, to stockholders of record as of December 4, 2025. Future quarterly dividends, if any, will be subject to Board approval.

The Company sponsors the Ryerson Pension Plan. In addition, the Company's wholly-owned subsidiary, Central Steel and Wire Company, LLC, sponsors the Central Steel & Wire Company Retirement Plan.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Ryerson’s and Olympic’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Ryerson and Olympic, including future financial and operating results, Ryerson’s and Olympic’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Ryerson and Olympic Steel shareholder approvals; the risk that Ryerson and Olympic may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to the consummation of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction, including as related to any government shutdown; the risk that the businesses will not be integrated successfully or will be more costly or difficult than expected, or that the proposed transaction may be less accretive than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the merger will not provide shareholders with increased earnings potential; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Ryerson’s or Olympic Steel’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; highly cyclical fluctuations resulting from, among others, seasonality, market uncertainty, and costs of goods sold; each company’s ability to remain competitive and maintain market share in the highly competitive and fragmented metals distribution industry; managing the costs of purchased metals relative to the price at which each company sells its products during periods of rapid price escalation or deflation; customer, supplier and competitor consolidation, bankruptcy or insolvency; the impairment of goodwill that could result from, among other things, volatility in the markets in which each company operates; the impact of geopolitical events; future funding for postretirement employee benefits may require substantial payments from current cash flow; the regulatory and other operational risks associated with our operations located outside of the United States; currency rate fluctuations; the adequacy of each company’s efforts to mitigate cyber security risks and threats; reduced production schedules, layoffs or work stoppages by each company’s own, its suppliers’, or customers’ personnel; any underfunding of certain employee retirement benefit plans and the actual costs exceeding current estimates; prolonged disruption of each company’s processing centers; failure to manage potential conflicts of interest between or among customers or suppliers of each company; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; the incurrence of substantial costs of liabilities to comply with, or as a result of, violations of environmental laws; the risk of product liability claims; either company’s indebtedness or covenants in the instruments governing such indebtedness; the influence of a single investor group over either company’s policies and procedures; and other risks inherent in Ryerson’s and Olympic Steel’s businesses and other factors described in Ryerson’s and Olympic Steel’s respective filings with the Securities and Exchange Commission (the “SEC”). Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Ryerson and Olympic, or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements are based on the estimates and opinions of management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. Neither Ryerson nor Olympic Steel undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law and they specifically disclaim any obligation to do so. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Ryerson and Olympic Steel intend to file a joint proxy statement with the SEC and Ryerson intends to file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of Ryerson and Olympic Steel and that will also constitute a prospectus of Ryerson. Each of Ryerson and Olympic Steel may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Olympic Steel or Ryerson may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Ryerson and Olympic Steel. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OLYMPIC, RYERSON, AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Olympic Steel, Ryerson and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Ryerson may be obtained free of charge by directing a request by mail to Ryerson’s Corporate Secretary at Ryerson Holding Corporation, Attention: Secretary, 227 W. Monroe St., 27th Floor, Chicago, Illinois, 60606. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Olympic Steel may be obtained free of charge by directing a request by mail to Olympic Steel’s Chief Financial Officer at Olympic Steel, Inc., 22901 Millcreek Boulevard, Suite 650, Highland Hills, OH, Attention: Chief Financial Officer.

PARTICIPANTS IN THE SOLICITATION

Olympic Steel, Ryerson and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Olympic Steel’s directors and executive officers is available in Olympic Steel’s proxy statement dated March 28, 2025 for its 2025 Annual Meeting of Shareholders. Information about Ryerson’s directors and executive officers is available in Ryerson’s proxy statement dated March 5, 2025, for its 2025 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement on Form S-4, including the joint proxy statement/prospectus, and all other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the registration statement on Form S-4, including the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

The following exhibits are being furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description
99.1	Ryerson Holding Corporation press release dated October 28, 2025.

99.2	Ryerson Holding Corporation quarterly release presentation dated October 28, 2025.

99.3	Ryerson Holding Corporation and Olympic Steel, Inc. joint press release dated October 28, 2025.

99.4	Ryerson Holding Corporation and Olympic Steel, Inc. joint presentation dated October 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON HOLDING CORPORATION

Date:	October 28, 2025	By:	/s/ James. J. Claussen
Executive Vice President and Chief Financial Officer